Exhibit 99.1

FRESH START PRIVATE, INC.
(A Development Stage Company)

FINANCIAL STATEMENTS

December 31, 2010 and 2009

Audited

BALANCE SHEETS

STATEMENTS OF OPERATIONS

STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)

STATEMENTS OF CASH FLOWS

NOTES TO FINANCIAL STATEMENTS

FRESH START PRIVATE, INC.
(A Development Stage Company)
BALANCE SHEETS

	December 31, 2010	December 31, 2009

ASSETS

CURRENT ASSETS
Cash	$7,128	$27,919
TOTAL CURRENT ASSETS	7,128	27,919
FIXED ASSETS
Office Equipment - net	4,304	4,844
TOTAL FIXED ASSETS	4,304	4,844
OTHER ASSETS
Deposit	490	490
TOTAL OTHER ASSETS	490	490
TOTAL ASSETS	$11,922	$33,253

LIABILITIES AND STOCKHOLDER'S EQUITY (DEFICIT)

CURRENT LIABILITIES
Accounts Payable	$12,000	$-
Deferred Revenue	6,500	-
Loans from Related Parties	77,066	67,377
TOTAL CURRENT LIABILITIES	95,566	67,377
LONG-TERM LIABILITIES
Notes Payable-Related Party	89,070	-
TOTAL LONG-TERM LIABILITY	89,070	-
TOTAL LIABILITIES	$184,636	$67,377

STOCKHOLDER'S EQUITY ( DEFICIT )
Capital stock
Authorized
16,000,000 shares of common stock of $0.001 per share
Issued and outstanding
16,000,000 shares and 9,000,000 share are issued and outstanding on December 31, 2010 and 2009	$16,000	$9,000
Subscription Receivable	-	(9,000)
Deficit accumulated during the development stage	(188,714)	(34,124)
TOTAL STOCKHOLDER'S EQUITY/(DEFICIT)	$(172,714)	$(34,124)
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY/(DEFICIT)	$11,922	$33,253

The accompanying notes are an integral part of these financial statements

FRESH START PRIVATE, INC.
(A Development Stage Company)
STATEMENTS OF OPERATIONS

			Cumulative results
	Year	Period	from inception
	ended	ended	(May 3, 2009) to
	December 31, 2010	December 31, 2009	December 31, 2010

Revenues	$144,400	$-	$144,400
Cost of Revenue	38,980	$-	38,980
Gross Profit	105,420		105,420

GENERAL AND ADMINISTRATIVE EXPENSE
Office and general	230,720	34,124	264,844
Professional Fees	28,220	-	28,220
Total Expenses	258,940	$34,124	293,064
(Loss) from Operations	(153,520)	(34,124)	(187,644)

OTHER INCOME (LOSS)
Interest Expense	(1,070)	-	(1,070)
Total Other Income (Loss)	(1,070)	-	(1,070)

NET LOSS	$(154,590)	$(34,124)	$(188,714)

BASIC AND DILUTED LOSS PER COMMON SHARE	$(0.01)	$(0.01)
WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING

	11,684,931	6,582,645

The accompanying notes are an integral part of these financial statements

FRESH START PRIVATE, INC.
(A Development Stage Company)
STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)
From inception (May 3, 2009) to December 31, 2010

	Common Stock
	Number of shares	Amount	Additional Paid-in Capital	Share Subscriptions Receivable	Deficit accumulated during the development stage	Total

Balance at inception May 3, 2009	-	$-	$-	$-	$-	$-
Common stock issued for cash per share on July 8, 2009 at $0.001	9,000,000	9,000	-	(9,000)	-	-
Net loss for the period ended December 31, 2009	-	-	-	-	(34,124)	(34,124)

Balance, December 31, 2009	9,000,000	$9,000	$-	$(9,000)	$(34,124)	$(34,124)

Subscription Received				9,000	9,000

Common stock issued for service on August 14, 2010 at $0.001	7,000,000	7,000				7,000

Net loss for the period ended December 31, 2010	-	-	-	-	(154,590)	(154,590)

Balance, December 31, 2010	16,000,000	$16,000	$-	$-	$(188,714)	$(172,714)

The accompanying notes are an integral part of these financial statements

FRESH START PRIVATE, INC.
(A Development Stage Company)
STATEMENTS OF CASH FLOWS

	Year ended December 31, 2010	Period ended December 31, 2009	May 3, 2009 (date of inception) to December 31, 2010

CASH FLOWS FROM OPERATING ACTIVITIES

Net loss	$(154,590)	$(34,124)	$(188,714)
Depreciation and amortization	1,739	198	1,937
Stock issued for service	7,000		7,000
Adjustments to reconcile net loss to net cash (used in ) provide by operating activities
Increase in accounts payable	12,000	-	12,000
Increase in accrued interest	1,070	-	1,070
Increase in deferred revenue	6,500	-	6,500
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	(126,281)	(33,926)	(160,207)

INVESTING ACTIVITIES
(Increase) in Deposit	-	(490)	(490)
Purchase of office equipment	(1,199)	(5,042)	(6,241)

NET CASH PROVIDED BY INVESTING ACTIVITIES	(1,199)	(5,532)	(6,731)
FINANCING ACTIVITIES
Proceeds from sale of common stock	-	9,000	9,000
Decrease (decrease) in subscription receivable	9,000	(9,000)
Proceeds from long-term notes related party	88,000	-	88,000
Proceeds from short-term loan from related parties	9,689	67,377	77,066

NET CASH PROVIDED BY FINANCING ACTIVITIES	106,689	67,377	174,066

NET INCREASE ( DECREASE) IN CASH	(20,791)	27,919	7,128
CASH, BEGINNING OF YEAR	27,919	-	-
CASH, END OF YEAR	$7,128	$27,919	$7,128

Supplemental cash flow information and noncash financing activities:
Cash paid for:
Interest	$-	$-	$-
Income taxes	$-	$-	$-
Non-cash investing and financing activities
Common stock issued for service	$7,000	$-	$7,000

The accompanying notes are an integral part of these financial statements

FRESH START PRIVATE, INC.
(A Development Stage Company)
NOTES TO THE FINANCIAL STATEMENTS

December 31, 2010 and 2009

NOTE 1 – NATURE OF OPERATIONS AND BASIS OF PRESENTATION

The Company was incorporated in the State of Nevada as a for-profit Company on May 3, 2009 and established a fiscal year end of December 31. We are a development-stage Company organized to provide alcohol addiction treatment.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Basis of Presentation
The financial statements present the balance sheet, statements of operations, stockholders' equity (deficit) and cash flows of the Company. These financial statements are presented in United States dollars and have been prepared in accordance with accounting principles generally accepted in the United States.

Use of Estimates and Assumptions
Preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect certain reported amounts and disclosures.  Accordingly, actual results could differ from those estimates.

Revenue Recognition
The Company’s operations recognize revenue in the period of delivery when all direct costs associated with the revenue, are expensed.

Advertising
Advertising costs are expensed as incurred.  As of December 31, 2010 and December 31, 209, $3,259 and $1,445 advertising costs have been incurred.

Cash Equivalents
The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

Equipment
Equipment, leasehold improvements, and additions thereto are carried at cost.  Depreciation is computed using the straight-line method over the estimated useful lives of the depreciable property generally five to seven years for assets purchased new and two to three years for assets purchased used.  Leasehold improvements are amortized over the shorter of the lease term or the estimated lives.  Management evaluates useful lives regularly in order to determine recoverability taking into consideration current technological conditions.  Maintenance and repairs are charged to expense as incurred; additions and betterments are capitalized.  Fully depreciated assets are retained in equipment and accumulated depreciation accounts until retirement or disposal.  Upon retirement or disposal of an asset, the cost and related accumulated depreciation are removed, and any resulting gain or loss, net of proceeds, is credited or charged to operations.

Income Taxes
The Company follows the liability method of accounting for income taxes. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax balances.  Deferred tax assets and liabilities are measured using enacted or substantially enacted tax rates expected to apply to the taxable income in the years in which those differences are expected to be recovered or settled.  Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized.  The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the date of enactment or substantive enactment.

FRESH START PRIVATE, INC.
(A Development Stage Company)
NOTES TO THE AUDITED FINANCIAL STATEMENTS

December 31, 2010 and 2009

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Net Loss per Share
Basic loss per share includes no dilution and is computed by dividing loss available to common stockholders by the weighted average number of common shares outstanding for the period.  Dilutive loss per share reflects the potential dilution of securities that could share in the losses of the Company.  Because the Company does not have any potentially dilutive securities, the accompanying presentation is only of basic loss per share.

Stock-Based Compensation
Codifications topic 718 “Stock Compensation” requires that the cost resulting from all share-based transactions be recorded in the financial statements and establishes fair value as the measurement objective for share-based payment transactions with employees and acquired goods or services from non-employees.  Prior to the May 1, 2005 (fiscal year 2006) adoption of Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standard (“SFAS”) 123 (revised 2004), “Share-Based Payment” (“SFAS 123R”), the Company applied SFAS 123 “Accounting for Stock-Based Compensation” (“SFAS 123”), which provided for the use of a fair value based method of accounting for stock-based compensation.  However, SFAS 123 allowed the measurement of compensation cost for stock options granted to employees using the intrinsic value method of accounting prescribed by Accounting Principles Board (“APB”) Opinion No. 25 “Accounting for Stock Issued to Employees” (“APB 25”), which only required charges to compensation expense for the excess, if any, of the fair value of the underlying stock at the date a stock option is granted (or at an appropriate subsequent measurement date) over the amount the employee must pay to acquire the stock.  Prior to fiscal year 2006, the Company had elected to account for employee stock options using the intrinsic value method under APB 25 and provided, as required by SFAS 123, pro forma footnote disclosures of net loss as if a fair value based method of accounting had been applied.

The Company adopted SFAS 123R in accordance with the modified retrospective application and has restated the consolidated financial statements from the beginning of fiscal year 2006 for the impact of SFAS 123R.  Under this transition method, stock-based compensation expense in fiscal year 2006 included stock-based compensation expense for all share-based payment awards granted prior to, but not yet vested as of May 1, 2005, based on the grant-date fair value estimated in accordance with the original provision of SFAS 123.  Stock-based compensation expense for all share-based payment awards granted after May 1, 2005 is based on the grant-date fair value estimated in accordance with the provisions of SFAS 123R.  The Company recognizes these compensation costs using the graded vesting attribute method over the requisite service period during which each tranche of shares is earned (generally one third at zero, one, and two years) with the value of each tranche is amortized on a straight-line basis.

Recent Accounting Pronouncements
In May 2009, FASB issued ASC 855, Subsequent Events, which establishes general standards of for the evaluation, recognition and disclosure of events and transactions that occur after the balance sheet date. Although there is new terminology, the standard is based on the same principles as those that currently exist in the auditing standards. The standard, which includes a new required disclosure of the date through which an entity has evaluated subsequent events, is effective for interim or annual periods ending after June 15, 2009.  The adoption of ASC 855 did not have a material effect on the Company’s financial statements.

In June 2009, the FASB issued guidance now codified as ASC 105, Generally Accepted Accounting Principles as the single source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with U.S. GAAP, aside from those issued by the SEC. ASC 105 does not change current U.S. GAAP, but is intended to simplify user access to all authoritative U.S. GAAP by providing all authoritative literature related to a particular topic in one place.  The adoption of ASC 105 did not have a material impact on the Company’s financial statements, but did eliminate all references to pre-codification standards

The Company has implemented all new accounting pronouncements that are in effect and that may impact its financial statements and does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations.

FRESH START PRIVATE, INC.
(A Development Stage Company)
NOTES TO THE AUDITED FINANCIAL STATEMENTS

December 31, 2010 and 2009

NOTE 3 – GOING CONCERN
The Company’s financial statements are prepared in accordance with generally accepted accounting principles applicable to a going concern.  This contemplates the realization of assets and the liquidation of liabilities in the normal course of business. As of December 31, 2010 and 2009, the Company has a working capital deficit of $88,438 and $39,458, and an accumulated deficit of $188,714. The Company does not have a source of revenue sufficient to cover its operation costs giving substantial doubt for it to continue as a going concern. The Company will be dependent upon the raising of additional capital through placement of our common stock in order to implement its business plan, or by merging with an operating company.  There can be no assurance that the Company will be successful in either situation in order to continue as a going concern.  The Company is funding its initial operations by way of issuing Founder’s shares

NOTE 4 - FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair value measurements are determined based on the assumptions that market participants would use in pricing an asset or liability.  ASC 820-10 establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. FASB ASC 820 establishes a fair value hierarchy that prioritizes the use of inputs used in valuation methodologies into the following three levels:

☐
Level 1: Quoted prices (unadjusted) for identical assets or liabilities in active markets. A quoted price in an active market provides the most reliable evidence of fair value and must be used to measure fair value whenever available.

☐
Level 2: Significant other observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.

☐
Level 3: Significant unobservable inputs that reflect a reporting entity’s own assumptions about the assumptions that market participants would use in pricing an asset or liability. For example, level 3 inputs would relate to forecasts of future earnings and cash flows used in a discounted future cash flows method.

The recorded amounts of financial instruments, including cash equivalents deferred revenue and loan from related parties, and long-term debt approximate their market values as of December 31, 2010 and December 31, 2009.

NOTE 5 – FIXED ASSETS, NET

	December 31, 2010	December 31, 2009
Office equipment and furniture	$6,241	5,042
Less: Accumulated depreciation	(1,937)	(198)
	$4,304	4,844

As of year ended December 31, 2010 and 2009, depreciation expense is $1,739 and $198.

FRESH START PRIVATE, INC.
(A Development Stage Company)
NOTES TO THE AUDITED FINANCIAL STATEMENTS

December 31, 2010 and 2009

NOTE 6 – CAPITAL STOCK

As of December 31, 2010 and 2009, Common Stock, $0.001 per share: 16,000,000 shares authorized. 16,000,000 shares and 9,000,000 shares issued and outstanding. No preferred shares have been authorized or issued.

As of December 31, 2010 and 2009, the Company has not granted any stock options and has not recorded any stock-based compensation.

Transactions, other than employees’ stock issuance, are in accordance with ASC 505. Thus issuances shall be accounted for based on the fair value of the consideration received. Transactions with employees’ stock issuance are in accordance with ASC 718. These issuances shall be accounted for based on the fair value of the consideration received or the fair value of the equity instruments issued, or whichever is more readily determinable

On July 8, 2009 the Company issued 9,000,000 common shares at $0.001 per share for cash and on August 14, 2010 the Company issued 7,000,000 common shares at $0.001 per share in-kind for consulting service.

NOTE 7 – RELATED PARTIES TRANSACTION

Loan Payables
As of December 31, 2010 and 2009, the Company has received loan from Jorge Andrade, President, and from Neil Muller, director. The loans are payable on demand and without interest.

	December 31
	2010	2009
Jorge Andrade	$53,784	$2,167
Neil Muller	23,282	65,210
	$77,066	$67,377

Outside Labor Expense
As of December 31, 2010 and 2009 the Company has paid related parties $2,950 and $0 in labor costs.

Consulting service
August 14, 2010 the Company issued 7,000,000 common shares at $0.001 per share in kind for consulting services. The shares were issued to shareholders of Fresh Start Private Inc., including 1,280,000 to Jorge Andrade, President, and his family.  Additionally, the Company paid directly or indirectly to directors of the Company for management consulting services as follows:

Consulting agreement with Terranautical Global Investments (“TGI”).  TGI is a company controlled by Jorge Andrade that provides consulting services to the Company.  There is no formal agreement between the parties and is on a month to month basis.  The remuneration ranges between $5,000 and $10,000 per month depending on the services provided. As of December 31, 2010, TGI was paid $6,000 as consulting fees.

Consulting agreement with Premier Aftercare Recovery Service, (“PARS”).  PARS is a Company controlled by Neil Muller that provides consulting services to the Company.  There is no formal agreement between the parties and the amount of remuneration depends on the services provided and ranges between $5,000 and $10,000 per month. As of December 31, 2010, $6,090 was paid as consulting fees.

FRESH START PRIVATE, INC.
(A Development Stage Company)
NOTES TO THE AUDITED FINANCIAL STATEMENTS

December 31, 2010 and 2009

NOTE 8 - LONG-TERM NOTES PAYABLE-RELATED PARTIES

On August 5, 2010, the Company issued an $88,000 promissory note to Fresh Start Private Management, Inc., which has the same Chief Executive Officer and President as the Company. Further, the Company has signed an Asset Purchase Agreement with Fresh Start Private Management, Inc. (see Note 10). The promissory note is payable, with interest at 3% and due on August 5, 2012.  As of December 31, 2010, the Company accrued interest amounting to $1,070.

NOTE 9 – INCOME TAXES

On August 5, 2010, the Company issued an $88,000 promissory note to Fresh Start Private Management, Inc., which has the same Chief Executive Officer and President as the Company. Further, the Company has signed an Asset Purchase Agreement with Fresh Start Private Management, Inc. (see Note 10). The promissory note is payable, with interest at 3% and due on August 5, 2012.  As of December 31, 2010, the Company accrued interest amounting to $1,070.

The components of the Company’s deferred tax asset and reconciliation of income taxes computed at the statutory rate to the income tax amount recorded as of December 31, 2010 and 2009  are as follows:

	December 31, 2010	December 31, 2009
Net operating loss carry forward	147,590	34,124
Effective Tax rate	35%	35%
Deferred Tax Assets	51,657	11,943
Less: Valuation Allowance	(51,657)	(11,943)
Net deferred tax asset	$0	$0

The net federal operating loss carry forward will expire between 2027 and 2028.  This carry forward may be limited upon the consummation of a business combination under IRC Section 381.

NOTE 10 – AGREEMENT

On November 22, 2010 the Company signed an Asset Purchase Agreement and Intellectual Property License with Fresh Start Management, Inc to take over the assets of the Company, subject to these audited accounts being presented.  The purchase price is 16,000,000 restricted shares of Fresh Start Management, Inc

NOTE 11 – COMMITMENTS AND CONTINGENCIES

The Company occupies their current corporate office location under an operating lease. The lease commenced August 1, 2009 and renewed on January 1, 2011, and is for a two year term, renewable.  Net rent expense was $15,917 and $4,108 for year ended December 31 2010 and 2009.

At December 31, 2010, future minimum payments under the operating lease (net of sublease income) are as follows:

Fiscal Year	Amount
2011	$39,744
2012	39,744
$79,488

FRESH START PRIVATE, INC.
(A Development Stage Company)
NOTES TO THE AUDITED FINANCIAL STATEMENTS

December 31, 2010 and 2009

NOTE 12 - SUBSEQUENT EVENTS

The Company has evaluated subsequent events from the balance sheet date through March 17, 2011, the date the financial statements were available to be issued, and has determined that there are no events to disclose.